UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  January 25, 2018

MainSource Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Indiana	0-12422	35-1562245
State or Other Jurisdiction of Incorporation or Organization	Commission File No.	I.R.S. Employer Identification Number

2105 North State Road 3 Bypass

Greensburg, Indiana 47240

(Address of principal executive offices)

(812) 663-0157

(Registrant’s Telephone Number,

Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                                Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01  Other Events.

On January 25, 2018, First Financial Bancorp (NASDAQ: FFBC) (“First Financial”) and MainSource Financial Group, Inc. (NASDAQ: MSFG) (“MainSource”) entered into a Letter of Agreement with the United States Department of Justice (“DOJ”) regarding the divestiture of four (4) MainSource Bank branch locations in Columbus (Bartholomew County), Indiana, and one (1) MainSource Bank branch location in Greensburg (Decatur County), Indiana.  The divestiture will include all deposits and loans, as well as all real and personal property, associated with the branches. The divestiture is designed to resolve competitive concerns raised by the DOJ regarding the pending merger of First Financial and MainSource.  The divestiture is not anticipated to have a material impact on the financial metrics of the proposed merger or the combined company following the merger.

The Letter of Agreement provides, among other things, that the parties will take certain required steps to sell the branches to a competitively suitable purchaser or purchasers, subject to the approval of the DOJ.  Prior to sale, First Financial and MainSource will preserve, maintain and continue to operate the branches, including maintaining all branch personnel.  The sale of the branches must be consummated within 180 days following completion of the merger of First Financial and MainSource. Additionally, the agreement requires that if the parties determine to discontinue retail banking services at any branch located in Decatur or Bartholomew County within two years following the merger, the parties will notify the DOJ and sell or lease such branch to an FDIC insured institution. A divestiture statement identifying the subject branches is available on the website of each party.

The proposed merger remains subject to final approval of the Board of Governors of the Federal Reserve System and other customary conditions.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2018

MAINSOURCE FINANCIAL GROUP, INC.

	By:	/s/ Archie M. Brown, Jr.
Archie M. Brown, Jr.
President and Chief Executive Officer